Exhibit 13.1

CERTIFICATION OF LARS REBIEN SORENSEN, CHIEF EXECUTIVE OFFICER OF NOVO NORDISK A/S, AND JESPER BRANDGAARD, CHIEF FINANCIAL OFFICER OF NOVO NORDISK A/S, PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Novo Nordisk A/S (the "Company") on Form 20-F for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

          1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

Date 21 February 2005

/s/ Lars Rebien Sorensen                                   /s/ Jesper Brandgaard
---------------------------                             ------------------------
[Lars Rebien Sorensen]                                       [Jesper Brandgaard]
[President and CEO]                                    [Chief Financial Officer]



NOVO NORDISK A/S    Novo Alle           Telephone:         Internet:
                    2880 Bagsvaerd      +45 4444 8888      www.novonordisk.com
                    Denmark                                CVR Number:
                                                           24 25 67 90